                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: November 19, 1997

                                XTRA Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       1-7654                   06-0954158
--------------------------------------------------------------------------------
State of incorporation         (Commission              (IRS Employer
of organization                File Number)             Identification No.)

60 State Street, Boston, MA                                          02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                            Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------

On November 13, 1997, XTRA Corporation issued a press release disclosing certain financial information for the fourth fiscal quarter ended September 30, 1997, which financial information is contained herein on pages 3-5.

                             XTRA CORPORATION AND SUBSIDIARIES
                              CONSOLIDATED INCOME STATEMENTS
                 (Millions of dollars except per share and share amounts)

                                                       Three Months     Twelve Months
                                                          Ended             Ended
                                                      September 30,      September 30,
                                                       (Unaudited)
                                                    -----------------  -----------------
                                                        1997    1996    1997     1996
                                                       ------  ------  ------   ------
Revenues                                               $ 117   $ 108   $ 435     $ 422

Operating expenses
     Depreciation on rental equipment                     40      37     149       146
     Rental equipment operating expense                   28      25     109       101
     Selling and administrative expense                   11      11      43        40
                                                       -----   -----   -----     -----
                                                          79      73     301       287
                                                       -----   -----   -----     -----
          Operating income                                38      35     134       135
Interest expense                                          16      16      63        66
                                                       -----   -----   -----     -----
          Income before provision for income taxes        22      19      71        69
Provision for income taxes                                 9       8      28        28
                                                       -----   -----   -----     -----
         Net income                                    $  13   $  11   $  43     $  41
                                                       =====   =====   =====     =====
Earnings per share                                     $0.88   $0.71   $2.77     $2.56

Weighted average shares outstanding (in millions)       15.4    15.7    15.4      16.1

                        XTRA CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                              (Millions of dollars)

                                           September 30,   September 30,
                                                1997            1996
                                         -------------------------------
Assets
   Property and Equipment, net                $1,454          $1,407

   Receivables, net                              108              94

   Other Assets                                   23              36
                                              ------          ------

     Total Assets                             $1,585          $1,537
                                              ======          ======

Liabilities and Stockholders' Equity

Liabilities

   Debt                                       $  892          $  892

   Deferred Income Taxes                         252             227

   Other Liabilities                              81              76

Stockholders' Equity                             360             342
                                              ------          ------
     Total Liabilities & Stockholders'
       Equity                                 $1,585          $1,537
                                              ======          ======

Net Debt Outstanding                          $  888          $  884
                                              ======          ======



                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)

                                               Twelve Months
                                             Ended September 30,
                                            1997            1996
                                           ------          ------
Cash Provided from Operations              $  269          $  272

Cash Used for Investment Activities          (249)           (210)

Cash Used for Financing Activities            (24)            (55)
                                           ------          ------
(Increase)/Decrease in Net Debt
   Outstanding (Debt - Cash)               $   (4)         $    7
                                           ======          ======

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     XTRA CORPORATION
                                          -------------------------------------
                                                    (Registrant)



Date:       November 19, 1997                     /s/ Michael J. Soja
      ----------------------------        -------------------------------------
                                                 Michael J. Soja
                                                 Vice President and
                                                 Chief Financial Officer